                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                                  October 27, 2000
Commission File Number                                              333-35847-01

                   FIRST SECURITY AUTO GRANTOR TRUST 1997-B
            (Exact name of registrant as specified in its charter)
State of incorporation                                                      Utah
I.R.S. Employer Identification No.                                    87-6237789
Address of principal executive offices             79 South Main, P.O. Box 30006
                                                            Salt Lake City, Utah
Zip Code                                                              84130-0006
Registrant's telephone number, including area code                (801) 246-5891


Item 7.  Financial Statements and Exhibits

Pursuant to its agreement with certificate holders, this report is filed to report data relating to this trust as contained in the monthly servicing report sent to certificate holders by the trustee. Attached as Exhibit A is a copy of the monthly servicing report for the period August 26, 2000 through September 25, 2000.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY AUTO GRANTOR TRUST 1997-B
(Registrant)

By: FIRST SECURITY BANK, N.A.
    (Seller and Servicer)


/s/ Brad D. Hardy                                            October 27, 2000
__________________________________________________________   __________________
Brad D. Hardy                                                (Date)
Authorized Officer

EXHIBIT A

First Security Auto Grantor Trust 1997-B
Monthly Statement to Certificateholders
Servicers:  First Security Bank, N.A.

August 26, 2000 Thru September 25, 2000
Distribution Date: 10-15-00
Statement for Class A and Class B Certificateholders Pursuant                              Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                      Class A/Class B
                                                                                           Certificate Amount
(i)  Principal Distribution
          Class A  Amount                                                     4,788,377.99                9.9709
          Class B Amount                                                        225,631.96                9.9709
(ii)  Interest Distribution
          Class A  Amount                                                       310,808.34                0.6472
          Class B Amount                                                         15,053.68                0.6652

(iii)  Yield Supplement Amount                                                        0.24                   -

(iv)  Basic Servicing Fee                                                        53,353.09                0.1061

(v)  Class A Certificate Balance (end of Collection Period)                  56,354,245.45
     Class A Pool Factor (end of Collection Period)                              0.1173474
     Class B Certificate Balance (end of Collection Period)                   2,655,454.33
     Class B Pool Factor (end of Collection Period)                              0.1173474

(vi)  Total Pool Balance (end of Collection Period)                          59,009,699.78

(vii)  Realized Losses for the Collection Period                                137,320.59

(viii)  Aggregate Defaulted Receivables for the Collection Period               162,196.50
(ix)  Amount otherwise distributable to Class B Certificateholders
         that is distributed to Class A Certificateholders                             -

(x)  Aggregate Purchase Amount of Receivables Repurchased by the
       Seller or purchased by Servicer                                                 -

(xi)  Advances made in respect of this Collection Period:                              -
       Unreimbursed Advances on the Distribution Date:                                 -
(xii)  Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                             10,057,265.79

(xiii) (x) Excess of Class A Certificate Balance over Pool Balance                     -
       (y) Excess of Class B Certificate Balance over amount by
             which Pool Balance exceeds Class A Certificate Balance                    -
(xiv)  Aggregate outstanding balance of Delinquent Receivables at end of Collection Period
          30 - 59 Days                                                        1,726,716.87
          60 - 89 Days                                                          659,279.50
          90 or more days                                                       192,550.05


